                                                                      EXHIBIT 99
                                   Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust of American
Century Investment Trust, dated March 26, 2004 (filed as Exhibit a to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on May 26, 2004, and incorporated herein by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Agreement and
Declaration of Trust, dated June 14, 2004.

EX-99.b     Amended and Restated Bylaws, dated March 26, 2004 (filed as Exhibit
b to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A
of American Century International Bond Funds, File No. 33-43321, filed on April
29, 2004, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust, appearing as Exhibit (a) herein and Article II, Article VII, Article VIII, and Article IX
of Registrant's Amended and Restated Bylaws, appearing as Exhibit (b) to
Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of
American Century International Bond Funds filed April 29, 2004, File No.
33-43321.

EX-99.d     Amended and Restated Management Agreement between American Century
Investment Trust and American Century Investment Management, Inc., dated as of
August 1, 2004.

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of May 1, 2004 (filed as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement
on Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of August 1, 2004.

EX-99.g1    Master Agreement by and between Commerce Bank, N.A. and Twentieth
Century Services, Inc., dated January 22, 1997 (filed as Exhibit b8e to
Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28,
1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to
Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
Investments and The Chase Manhattan Bank, dated December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services
Corporation, dated as of August 1, 1997 (filed as Exhibit 9 to Post-Effective
Amendment No. 33 to the Registration Statement on Form N-1A of American Century
Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency Agreement with American Century
Services Corporation, dated as of June 29, 1998 (filed as Exhibit b9b to
Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9    Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).

EX-99.h10   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement of American Century Target Maturities
Trust, File No. 2-94608, filed on January 30, 2004, and incorporated herein by reference).

EX-99.h11   Customer Identification Program Reliance Agreement dated April 23,
2004 (filed as Exhibit h12 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Consent of Deloitte & Touche LLP (filed as Exhibit j2 to
Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated March 1, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
March 1, 2004, and incorporated herein by reference).

EX-99.j4    Secretary's Certificate, dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
March 1, 2004, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class) dated December 3, 2001 (filed as Exhibit m4 to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A of American Century
Quantitative Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.m7    Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m8    Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.m9    Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m10   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.m11   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century Municipal Trust, File No. 2-91229, filed on September 30,
2002, and incorporated herein by reference).

EX-99.m12   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on February 26, 2004, and incorporated herein by reference).

EX-99.m13   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).

EX-99.m14   Master Distribution and Individual Shareholder Services Plan (A
Class) dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.m16   Master Distribution and Individual Shareholder Services Plan (B
Class) dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m17   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement on Form N-1A of American Century Mutual
Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of American Century Quantitative
Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated as of August 1, 2004.

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).